Debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
Debt
Notes payable and lines of credit as of December 31, 2013 and 2012 consisted of the following (in thousands):

	December 31, 2013	December 31, 2012
6.25% Senior notes due October 2021	$403,208	$—
Senior secured revolving credit facility	108,000	122,480
Term loan	—	296,250
Other debt	1,867	1,975
Total debt	513,075	420,705
Less: current maturities	(998)	(20,504)
Long-term debt	$512,077	$400,201

Senior Notes Due 2021
In October 2013, the Company issued $300.0 million of 6.25% senior unsecured notes due 2021 at par, and in November 2013, the Company issued an additional $100.0 million aggregate principal amount of the notes at a price of 103.25% of par, plus accrued interest from October 2, 2013 (the "Senior Notes"). The Senior Notes bear interest at a rate of 6.25% per annum, payable on April 1 and October 1 of each year, and mature on October 1, 2021. Net proceeds from the issuance of approximately $394.0 million, after deducting initial purchasers' discounts and offering expenses and excluding accrued interest paid by the purchasers, were used for the repayment of the then-outstanding term loan balance and a portion of the revolving Credit Facility balance.
The terms of the Senior Notes are governed by the indenture, dated October 2, 2013 (the “Indenture”), between the Company, the guarantors named therein and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Senior Notes are senior unsecured obligations, and are guaranteed on a senior unsecured basis by the Company’s subsidiaries that guarantee the Credit Facility and rank junior to, among other indebtedness, the Credit Facility to the extent of the value of the collateral securing the Credit Facility. The Senior Notes contain customary covenants including some limitations and restrictions on the Company’s ability to pay dividends on, purchase or redeem its common stock or purchase or redeem its subordinated debt; make certain investments; incur or guarantee additional indebtedness or issue certain types of equity securities; create certain liens, sell assets, including equity interests in its restricted subsidiaries; redeem or prepay subordinated debt; restrict dividends or other payments of its restricted subsidiaries; consolidate, merge or transfer all or substantially all of its assets; engage in transactions with affiliates; and create unrestricted subsidiaries. Many of these restrictions will terminate if the Senior Notes become rated investment grade. The Indenture also contains customary events of default, including nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency. The Company is required to offer to repurchase the Senior Notes in connection with specified change in control events or with excess proceeds of asset sales not applied for permitted purposes.
Credit Facility
The Company has a Credit Facility with several financial institutions as lenders, which provides for a $600.0 million revolving credit facility with up to $75.0 million available for letters of credit and up to $25.0 million in swingline loans. Subject to terms of the Credit Facility, the Company has the ability to increase the revolving Credit Facility by an additional $300.0 million. In November 2013, the Company amended this Credit Facility, to, among other things, change certain of the ratios under financial covenants previously required to be maintained by the Company on a consolidated basis and to extend the maturity date to November 2018. Weighted average interest rates under the Credit Facility at December 31, 2013 and 2012 were 2.17% and 2.21%, respectively.
The Credit Facility contains covenants which require the Company, on a consolidated basis, to maintain specified financial ratios or conditions summarized as follows:

•	Total funded debt to adjusted EBITDA (as defined as the "Leverage Ratio" in the Credit Facility) of not more than 4.50 to 1.0;

•	Senior secured debt to adjusted EBITDA (defined as the "Senior Secured Leverage Ratio" in the Credit Facility) of not more than 3.50 to 1.0; and

•	EBITDA to interest expense (defined as the "Interest Coverage Ratio" in the Credit Facility) of not less than 3.0 to 1.0.
Availability under the Credit Facility was approximately $475.4 million at December 31, 2013. The Company was in compliance with all financial covenants at December 31, 2013.
Other debt
Other debt consists primarily of various capital leases of equipment.
Debt issue costs
The Company has incurred loan costs that have been capitalized and are amortized to interest expense over the term of the Credit Facility. As a result, approximately $2.2 million, $2.1 million and $2.1 million were amortized to interest expense for the years ended December 31, 2013, 2012 and 2011, respectively. The estimated term over which debt issue costs related to the term loan were being amortized was revised in connection with the repayment of the term loan from the issuance of the Senior Notes. Accordingly, debt issue costs of $2.1 million that had been previously capitalized were charged to expense in during 2013. Approximately $12.6 million of debt issue costs related to the issuance of the Senior Notes the Credit Facility amendment were capitalized.
Future payments
Future principal payments under long-term debt for each of the years ending December 31 are as follows (in thousands):

2014	$998
2015	869
2016	—
2017	—
2018	108,000
Thereafter	403,208
$513,075